UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

APOLLO INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

9 West 57th Street, 14th Floor New York, NY	10019 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	- Entry into a Material Definitive Agreement

Apollo Investment Corporation Announces Increase in Credit Facility to $1.7 Billion

New York, NY – February 15, 2007 – Apollo Investment Corporation (NASDAQ: AINV) (the “Company”) announced today that effective February 15, 2007, it has increased commitments under its existing senior secured, multi-currency, revolving credit facility among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Facility”) due April 13, 2011 from $1,250,000,000 to $1,700,000,000. The Facility also provides for the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2,000,000,000. Pricing remains at 100 basis points over LIBOR. The Facility will be used to supplement Apollo’s equity capital to make additional portfolio investments.

“The flexibility and size of our increased Facility affords us continued cost-effective financing and complements our recent equity raise,” said President and Chief Operating Officer James C. Zelter. “Combined, they provide Apollo Investment Corporation with substantial scale and liquidity in the marketplace.”

About Apollo Investment Corporation

Apollo Investment Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is invested principally in middle-market private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured loans and mezzanine loans and equity in furtherance of its business plan. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

Contact:

Richard L. Peteka

Apollo Investment Corporation

(212) 515-3488

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORPORATION

Date: February 15, 2007	By:	/s/ Richard L. Peteka
	Name:	Richard L. Peteka
	Title:	Chief Financial Officer & Treasurer

3